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                       PARTICIPATION AGREEMENT ADDENDUM

                                  SCHEDULE A
                                  ----------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated May 1, 1998 (as amended) between Evergreen Variable Annuity Trust and PFL Life Insurance Company.

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 NAME OF SEPARATE ACCOUNT      POLICIES FUNDED BY              PORTFOLIOS APPLICABLE
 AND DATE ESTABLISHED BY        SEPARATE ACCOUNT                    TO POLICIES
    BOARD OF DIRECTORS
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
PFL Retirement Builder      PFL Life Insurance Company             Evergreen VA Fund
Variable Annuity Account           Policy Form               Evergreen VA Foundation Fund
     March 29, 1996            No. AV288-101-95-796        Evergreen VA Growth & Income Fund
                           (including successor forms,     Evergreen VA Global Leaders Fund
                            addenda and endorsements -        Evergreen VA International
                             may vary by state under                  Growth Fund
                                 marketing names:
                            "Retirement Income Builder
                                Variable Annuity"
                                "Portfolio Select
                                Variable annuity"
                          (or successor marketing names)

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

In witness whereof, we have hereunto set our hand as of the dates indicated:


PFL Life Insurance Company               Evergreen Variable Annuity Trust

By:     /s/ William L. Busler            By:     /s/ [SIGNATURE ILLEGIBLE]
        ---------------------------              ---------------------------
Title:  President                        Title:  Assistant Secretary
        ---------------------------              ---------------------------
Date:   March 15, 1999                   Date:   10 March 1999
        ---------------------------              ---------------------------


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                               Exhibit (8)(c)(1)
                               -----------------

     Addendums to Participation Agreement between PFL Life Insurance Company and Evergreen Variable Trust.